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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 17, 2007

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                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                  0-17017                 74-2487834
(State or other jurisdiction     (Commission File          (IRS Employer
       of incorporation)              Number)            Identification No.)


                      One Dell Way, Round Rock, Texas 78682
              (Address of principal executive offices) (zip code)

             Registrant's telephone number, including area code: (512) 338-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

On August 17, 2007, the Board of Directors of The NASDAQ Stock Market LLC issued its decision to give Dell until November 12, 2007 to file its past due periodic reports and regain compliance with NASDAQ's listing requirements. A copy of the press release issued on August 21, 2007, announcing this decision is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.
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Exhibit 99.1 - Press Release issued by Dell Inc., dated August 21, 2007.


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DELL INC.


Date:  August 21, 2007             By:   /s/ Thomas H. Welch, Jr.
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                                         Thomas H. Welch, Jr.
                                         Vice President and Assistant Secretary

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                                  EXHIBIT INDEX

 Exhibit
   No.                             Description of Exhibit
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  99.1    Press Release issued by Dell Inc., dated August 21, 2007.

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